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                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") dated November 25, 1998 among DUALSTAR TECHNOLOGIES CORPORATION, a Delaware corporation having its principal office at 11-30 47th Avenue, Long Island City, New York 11101 (the "Corporation"); the stockholders of the Corporation set forth on Schedule 1 hereto (the "Stockholders"); and TECHNOLOGY INVESTORS GROUP, LLC, a Delaware limited liability company ("TIG").

         WHEREAS, in connection with a Note Purchase Agreement dated the date hereof (the "Note Purchase Agreement"), the Corporation has agreed to sell its Subordinated Convertible Note to TIG (the "Note");

         WHEREAS, the Corporation has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Act");

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements contained herein, the parties agree as follows:

         1. Registration Rights.

         1.1. Piggyback Registration Rights.

                  1.1.1. Right to Piggyback. If the Corporation proposes to register any shares of its common stock (or securities convertible into or exchangeable or exercisable for common stock) (the "Common Stock") under the Act (a "Proposed Registration") and the registration form to be used may be used for the registration of the Registrable Securities as defined in Section
1.5.6 below (a "Piggyback Registration"), the Corporation will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will, subject to Section 1.1.2 below, include in such Piggyback Registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within fifteen (15) days after receipt of the Corporation's notice; provided that, the maximum number of Registrable Securities that may be registered by TIG pursuant to any such Piggyback Registration (the "TIG Maximum") shall not exceed the percentage of TIG's total Registrable Securities equal to the percentage that the total number of shares offered by the Corporation in the Proposed Registration bears to the total number of issued and outstanding shares of the Corporation. In the case of an underwritten offering, Registrable Securities with respect to which such request for registration has been received will be registered by the Corporation pursuant to this Section 1 on the same terms and subject to the same conditions applicable to the stock to be sold by the Corporation or by other persons selling under such Proposed Registration. Holders of Registrable Securities will be entitled to include shares pursuant to this Section 1.1.1 in (A) demand registrations of any shareholder of the Corporation, or (B) registrations of the Corporation, other than a registration statement on Form S-4 or S-8.


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                  1.1.2. Priority on Piggyback Registrations. If the managing underwriter or underwriters advise the Corporation in writing that in its or their opinion (with respect to which opinion, the Company shall act in good faith), (i) the number of securities proposed to be sold in a Proposed Registration exceeds the number which can be sold in such offering, the Corporation will include in such registration the number of securities which, in the opinion of such underwriter or underwriters, can be sold as follows: (A) first, the shares of Common Stock the Corporation proposes to sell, (B) second, the shares of Common Stock requested to be included in such registration pursuant to a demand registration right, if any, (C) third, the Registrable Securities requested to be included in such registration, pro rata among the holders of Registrable Securities to be included therein, and (D) fourth, other shares of Common Stock requested to be included in such registration, or (ii) it is inadvisable to include any Registrable Securities in such a Proposed Registration, then no Registrable Securities shall be included in any such registration.

                  1.1.3 Registration on Request. If, pursuant to Section 1.1.2 above, the TIG Maximum is reduced by more than twenty-five percent (25%), thereafter, TIG shall have the right to require the Corporation upon its written request to effect the registration of any remaining Registrable Securities owned by TIG ("Demand Registration"); provided that, (i) the Corporation shall not be obligated to effect more than one Demand Registration;
(ii) the Corporation shall be entitled to postpone for a reasonable period (but not exceeding 135 days) the filing of any registration statement otherwise required to be filed pursuant to this Section 1.1.3 if the Corporation determines, in its sole discretion, that such registration or offering pursuant thereto could interfere with any financing, acquisition, corporate reorganization, or other material transaction or event involving the Corporation, or would require premature disclosure thereof; and (iii) the Corporation shall not be required to file any such registration statement at any time when the Corporation would be required to undergo an interim audit or to prepare financial statements other than the regular quarterly or annual statements in order to comply with the requirements of such registration statement with respect to financial information.

                  1.1.4. Selection of Underwriters. If any Proposed Registration is an underwritten offering, the Corporation will select a managing underwriter or underwriters to administer the offering.

         1.2. Registration Procedures. With respect to any Piggyback Registration or Demand Registration, the Corporation will, subject to Sections
1.1.2 and 1.1.3, as expeditiously as practicable:

                  1.2.1. prepare and file with the Commission a Registration Statement which includes the Registrable Securities and use its best efforts to cause such Registration Statement to become effective;


                  1.2.2. prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than three (3) months (or such shorter period which


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will terminate when all Registrable Securities covered by such Registration
Statement have been sold or withdrawn, but not prior to the expiration of the forty-day period referred to in Section 4(3) of the Act and Rule 174 thereunder, if applicable); cause the Prospectus to be supplemented by any required Prospectus supplement; and cause such supplement to be filed pursuant to Rule 424 under the Act;

                  1.2.3. furnish to any person holding Registrable Securities included in such Registration Statement and the underwriter or underwriters, if any, without charge, at least one copy of the Registration Statement and any post-effective amendment thereto, upon request, and such number of conformed copies thereof and such number of copies of the Prospectus (including the preliminary Prospectus) and any amendments or supplements thereto, and any document incorporated by reference therein, as such person or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such person, (it being understood that the Corporation consents to the use of the Prospectus and any amendment or supplement thereto by each person holding Registrable Securities covered by the Registration Statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto);

                  1.2.4. notify each person holding Registrable Securities included in such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Act, when the Corporation becomes aware of the happening of any event as a result of which the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  1.2.5. make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Act no later than ninety (90) days after the end of the twelve-month period beginning with the first month of the Corporation's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover said twelve-month period; and

                  1.2.6. use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement.

         Each holder of Registrable Securities, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 1.2.4, will forthwith discontinue disposition of the Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 1.2.4 or until it is advised in

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writing (the "Advice") by the Corporation that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Corporation, such holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Corporation (at the Corporation's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Corporation shall give any such notice, the time periods mentioned in Section 1.2.2 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 1.2.4 or the Advice.

         1.3. Restrictions on Public Sale. Each person holding Registrable Securities included in a Registration Statement, if requested by the managing underwriter or underwriters of any underwritten Proposed Registration, agrees not to effect any public sale or distribution of Registrable Securities under the Act during the five (5) business days prior to and during the sixty-day period beginning on the effective date of such Proposed Registration (except as part of such Proposed Registration) (or such earlier time as all the shares of Common Stock included in such Registration Statement have been disposed of pursuant thereto).

         1.4. Registration Expenses. All of the costs and expenses of each registration hereunder will be borne by the Corporation, including the fees and expenses of counsel and accountants for the Corporation, and all other costs and expenses of the Corporation incident to the preparation, printing and filing under the Act of the Registration Statement (and all amendments and supplements thereto) and furnishing copies thereof and of the Prospectus included therein, and the costs and expenses incurred by the Corporation in connection with the qualification of the Registrable Securities under the state securities or "blue-sky" laws of various jurisdictions; provided that, the Corporation shall not bear costs and expenses of any holders of Registrable Securities, including, but not limited to, underwriters' commissions, brokerage fees, transfer taxes, transaction fees, or the fees and expenses of any counsel, accountants or other representatives retained by any holder.

         1.5. Indemnification.

                  1.5.1. Indemnification by the Corporation. The Corporation agrees to indemnify, to the full extent permitted by law, each holder of Registrable Securities, its officers and directors and each person who controls such holder (within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act), against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect


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to such holder furnished in writing to the Corporation by or on behalf of such holder for use therein or by such holder's failure to deliver a copy of the Registration Statement or Prospectus or any amendments or supplements thereto after the Corporation has furnished such holder with a sufficient number of copies of the same.

                  1.5.2. Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Corporation in writing such information and affidavits with respect to such holder as the Corporation reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the full extent permitted by law, the Corporation, its directors and officers and each person who controls the Corporation (within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact necessary to make the statements in the Registration Statement or Prospectus or preliminary Prospectus (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, to the extent that such untrue statement or omission is contained in any information or affidavit with respect to such holder so furnished in writing by or on behalf of such holder for inclusion in any Prospectus or Registration Statement. The Corporation shall be entitled to receive indemnification from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information with respect to such persons so furnished in writing by such persons specifically for inclusion in any Prospectus or Registration Statement.

                  1.5.3. Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) unless in the indemnifying party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of the indemnifying party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay fees and expenses of such additional counsel or counsels.


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                  1.5.4. Contribution. If for any reason the indemnification provided for in Sections 1.5.2 and 1.5.3, respectively, is unavailable to an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable consideration. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue and alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 1.5.3, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  1.5.5. Participation in Underwritten Registrations. No holder of Registrable Securities may participate in any underwritten registration hereunder unless such holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements, and (ii) completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

                  1.5.6. Definitions. "Registrable Securities" means the shares of DualStar Technologies Corporation Common Stock held by the Stockholders or issued upon conversion of the Note and held by TIG, only so long as any share of Common Stock continues to be a "Restricted Security." A share shall be deemed to be a Restricted Security (i) until such share has been effectively registered under the Act, or (ii) unless such share may be sold pursuant to Rule 144(k) (or any similar provision then in force) under the Act.

                  1.5.7. Amendments and Waivers. Nothing contained herein shall alter, modify or affect anything contained in the Stockholders Agreement dated the date hereof. The provisions of this Section 1, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given unless the Corporation has obtained the written consent of entities or individuals holding more than fifty percent (50%) of the outstanding Registrable Securities.

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                  1.5.8. Termination. This Section 1 shall continue in full
force and effect until none of the shares are Registrable Securities; provided, however, that the rights set forth in this Section 1 shall only inure to the benefit of the Stockholders and TIG.

         2. Miscellaneous.

         2.1. Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of New York.

         2.2. Captions. The Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

         2.3. Publicity. None of the parties hereto shall issue any press release or make any other public statement, in each case relating to or connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other parties to the contents and the manner of presentation and publication thereof, except such reports or other notices that the party issuing or making same has been advised by counsel are required pursuant to applicable law or regulation.

         2.4. Notices. Any notice required hereunder shall be in writing and shall be sufficiently given if delivered or sent by reputable overnight courier or facsimile transmission (in each case with evidence of receipt), addressed to the Corporation at its principal office first set forth above, and to the Stockholders and TIG, respectively, at the addresses set forth on Schedule 1 hereto. Any party may change such address by like notice. If sent by courier, such notice shall be deemed to have been given as of the next business day after it was deposited with the courier service and if sent by facsimile such notice shall be deemed to have been given when transmitted.

         2.5. Parties in Interest. Subject to Sections 1.5.7 and 1.5.8 above, this Agreement shall not be assignable or transferable by any of the parties.

         2.6. Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

         2.7. Entire Agreement. This Agreement, including the other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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         IN WITNESS WHEREOF, each of the Corporation and TIG has caused this
Agreement to be executed by its officer thereunto duly authorized, and each of the Stockholders has executed this Agreement, all as of the day and year first above written.

TECHNOLOGY INVESTORS
GROUP, LLC                                   DUALSTAR TECHNOLOGIES CORPORATION


By:  /s/  Brad Singer                        By:  /s/ Elven M. Tangel
     -------------------------                    ----------------------------
     Name:  Brad Singer                           Name:  Elven M. Tangel
     Title:  Manager                              Title:  Chairman


                                             /s/ Gregory Cuneo
                                             ---------------------------------
                                             Gregory Cuneo

                                             /s/ Ronald Fregara
                                             ---------------------------------
                                             Ronald Fregara

                                             /s/ Stephen J. Yager
                                             ---------------------------------
                                             Stephen J. Yager


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                                   SCHEDULE 1

                              NAMES AND ADDRESSES

1.    Stockholders

Gregory Cuneo
4823 Bay Parkway
Brooklyn, NY 11230

Ronald Fregara
246 Westend Avenue
Massapequa, NY 11758

Stephen J. Yager
65 Jefferson Avenue
Kearney, NJ 07032


2.    Technology Investors Group, LLC
      25 Coligni Avenue
      New Rochelle, New York 10801


















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